UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 22, 2006

                             CHINA NATURAL GAS, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                    000-31539                98-0231607
           --------                    ---------                ----------
(State or other jurisdiction of      (Commission             (I.R.S. Employer
 incorporation or organization)      File Number)         Identification Number)

                      Tang Xing Shu Ma Building, Suite 418
                                 Tang Xing Road
                               Xian High Tech Area
                             Xian, Shaanxi Province
                                      China
               (Address of principal executive offices) (zip code)

                                 86-29-88323325
              (Registrant's telephone number, including area code)

                                   Copies to:
                               Marc J. Ross, Esq.
                              Yoel Goldfeder, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      Effective May 22, 2006, Minqing Lu resigned as the Chief Executive Officer and as a member of the Board of Directors of China Natural Gas, Inc. (the "Company"). Mr. Lu has been appointed as the Director of New Business Development. Subsequent to the foregoing resignation, Qinan Ji, the current Chairman of the Board, was appointed as the Chief Executive Officer of the Company.

Item 7.01 Regulation FD Disclosure

      On May 23, 2006, the Company announced that it completed its fourth natural gas station in the Xi'an area. A copy of the press release that discusses this matter is filed as Exhibit 99.1 to, and incorporated by reference in, this report. In accordance with Regulation FD, this current report is being filed to publicly disclose all information that was provided in its press release. This report under Item 7.01 is not deemed an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1 Press Release, dated May 23, 2006, issued by China Natural Gas, Inc.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 CHINA NATURAL GAS, INC.


Dated:  May 23, 2006                             By: /s/ QINAN JI
                                                     -----------------------
                                                     Qinan Ji,
                                                     Chief Executive Officer


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